UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 17, 2008

___________

EASTERN VIRGINIA BANKSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-23565 (Commission File Number)	54-1866052 (IRS Employer Identification No.)
330 Hospital Road Tappahannock, Virginia (Address of Principal Executive Offices)	22560 (Zip Code)

Registrant’s telephone number, including area code: (804) 443-8423

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 17, 2008, Eastern Virginia Bankshares, Inc. (the “Company”) issued a news release announcing its financial results for the period ended September 30, 2008. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

On January 16, 2009, the Company issued a news release announcing its financial results for the period ended December 31, 2008. A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated October 17, 2008.

99.2	Press release dated January 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

Date: March 6, 2009	By:	/s/Ronald L. Blevins
Ronald L. Blevins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 17, 2008.

99.2	Press release dated January 16, 2009.